SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                 FORM 8-K/A

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (date of earliest event reported)  July 25, 1995
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                     NORTHWESTERN PUBLIC SERVICE COMPANY
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           (Exact name of registrant as specified in its charter)


   Delaware                           0-692          46-01722280
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   (State or other jurisdiction  (Commission File    (IRS Employer
    of incorporation)                 Number)        Identification No.)


        33 Third St. SE
        P.O. Box 1318
        Huron, South Dakota                          57350-1318
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   (Address of principal executive officers)         (Zip code)


   Registrant's telephone number, including area code 605-352-8411
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        This Form 8-K/A is being filed to change the Date of Report and the Signature page date.





   The following in the Report on Form 8-K dated June 25, 1995 are amended as follows:


        1) The Date of Report on the Cover page was incorrectly reported as June 25, 1995. It is amended to July 25, 1995.

        2) The date on the Signature page was incorrectly reported as June 27, 1995. It is amended to July 27, 1995.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NORTHWESTERN PUBLIC SERVICE COMPANY
                            (Registrant)


                            By:  /s/ Rogene A. Thaden
                                 ----------------------------------------
                                 Rogene A. Thaden
                                 Treasurer




                            By:  /s/ Alan D. Dietrich
                                 ----------------------------------------
                                 Alan D. Dietrich
                                 Vice President-Corporate Services &
                                 Corporate Secretary

   August 31, 1995